SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 2, 2004


                           AMERICAN VANTAGE COMPANIES

             (Exact Name of Registrant as Specified in its Charter)

            Nevada                          0-10061                          04-2709807
-----------------------------      ------------------------                --------------
(State or other Jurisdiction       (Commission File Number)                (IRS Employer
     of Incorporation)                                                    Identification No.)


        4735 S. Durango Dr., Suite #105, Las Vegas, Nevada          89128
        --------------------------------------------------        ----------
            (Address of Principal Executive Offices)              (Zip Code)



         Registrant's telephone number, including area code:    (702) 227-9800
                                                                --------------

ITEM 8.  CHANGE IN FISCAL YEAR.

     On February 2, 2004, the Board of Directors of American Vantage Companies ("Company") approved a change in the Company's fiscal year ending July 31, subject to Internal Revenue Service approval. The new fiscal year will begin on January 1 and end on December 31 of each year, effective with the year ended December 31, 2003.

     Unaudited information for the transition period, November 1, 2003 through December 31, 2003, will be included in the Company's quarterly report on Form 10-QSB. The transition quarterly report on Form 10-QSB will be filed within 45 days of February 2, 2004. Audited information for the transition period, August 1, 2003 through December 31, 2003, will be included in the Company's annual report on Form 10-KSB for December 31, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AMERICAN VANTAGE COMPANIES




Date:  February 13, 2004        By:  /s/ Anna M. Morrison
                                   --------------------------------------------
                                     Anna M. Morrison, Chief Accounting Officer